UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549
                          ----------------------



                                FORM 8-K


                             CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                     SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): March 24, 2006
                                                        --------------

                      JOHN B. SANFILIPPO & SON, INC.
                      ------------------------------
            (Exact Name of Registrant as Specified in Charter)


        Delaware                    0-19681             36-2419677
----------------------------   ----------------   -----------------------
(State or Other Jurisdiction   (Commission File   (I.R.S. Employer
 of Incorporation)              Number)            Identification Number)




             2299 Busse Road, Elk Grove Village, Illinois 60007
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             (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (847) 593-2300
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))




Item 1.02 -- Termination of a Material Definitive Agreement.
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On March 24, 2006, John B. Sanfilippo & Son, Inc. (the "Company") and
the 300 East Touhy Limited Partnership (the "Lessor") entered into the Fourth Amendment to Industrial Building Lease (the "Amendment") for property located at 300 East Touhy Avenue in Des Plaines, Illinois. The Amendment, among other things, modifies the lease term to end on (i) the earlier of (x) June 30, 2006 and (y) the date upon which fee title to the premises is sold and conveyed by the Lessor, or (ii) such other date as the Lessor and the Company shall agree upon. On March 24, 2006, the Lessor sold and conveyed the premises to a third party, thus effecting the termination of the lease between the Company and the Lessor. A copy of the Amendment is attached as an exhibit to this Current Report on Form 8-K.



Item 9.01 Financial Statements and Exhibits.
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(c) Exhibits
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The exhibits filed herewith are listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.
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                                SIGNATURE
                                ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           JOHN B. SANFILIPPO & SON, INC.


March 29, 2006                              By: /s/ WILLIAM R. POKRAJAC
                                               ------------------------
                                               William R. Pokrajac
					       Vice President of Finance


                              EXHIBIT INDEX
                              -------------

Exhibits     Description
--------     ----------------------------------------------------------

10.1 Fourth Amendment to Industrial Building Lease dated March 24, 2006 by and between the Company and 300 East Touhy Limited Partnership